UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 14, 2006
Cyberkinetics Neurotechnology Systems, Inc.
(Exact name of registrant specified in charter)

Delaware	000-50505	13-4287300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Foxborough Blvd., Suite 240
Foxborough, MA 02035
(Address of principal executive offices) (Zip Code)
508-549-9981
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 Unaudited Pro Forma Condensed Consolidated Fin/Statements
EX-99.2 Historical Audited Fin/Statements of Andara Life Science, Inc.

     The undersigned Registrant previously reported the acquisition of Andara Life Science, Inc. (“Andara”) on Form 8-K filed with the Securities and Exchange Commission on February 21, 2006 (the “Initial 8/K”). This Amendment Number 1 on Form 8-K/A amends the Initial 8-K to include the financial statements and pro forma financial information required to be filed in connection with the acquisition of Andara pursuant to Item 9.01(a) and (b) of Form 8-K. The information previously reported under Items 1.01 and 2.01 of the Initial 8-K is hereby incorporated by reference into this Current Report on Form 8-K/A.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
     Included herein as Exhibit 99.1 to this Form 8-K/A is the audited balance sheet of Andara as of December 31, 2005 and the audited statements of operations, changes in stockholders’ deficit and cash flows of Andara for the period from January 14, 2005 (date of inception) to December 31, 2005, and the notes to such audited financial statements.
(b) Pro Forma Financial Information.
     Effective February 14, 2006, Cyberkinetics completed the acquisition of Andara through the merger of a wholly owned subsidiary of Cyberkinetics with and into Andara. Upon the effectiveness of the merger on February 14, 2006, Andara became a wholly-owned subsidiary of Cyberkinetics. Pursuant to SFAS No. 141, Business Combinations (SFAS 141), and EITF Issue No. 98-3, Determining whether a Non-monetary Transaction Involves Receipt of Productive Assets or of a Business, the Company determined that this transaction does not constitute a business combination and accordingly, has accounted for it as an asset purchase. The accounting for the transaction is similar to purchase accounting under SFAS No 141, except that goodwill is not recorded. The purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values at the acquisition date. The estimated fair values included herein are based on preliminary estimates from a third party appraisal and may not be indicative of the final allocation of purchase price consideration.
     On February 21, 2006, the Company disclosed the acquisition of Andara in its Current Report on Form 8-K dated February 14, 2006. The Company is required to provide pro forma condensed consolidated financial statements reflecting the acquisition of Andara. The following unaudited pro forma condensed consolidated balance sheet as of December 31, 2005 and the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2005 include the effect of the acquisition, as if the acquisition had occurred on December 31, 2005 for balance sheet purposes and January 1, 2005 for statement of operations purposes.
     The adjusted pro forma condensed consolidated financial statements do not give effect to any efficiencies that may be obtained by combining the operations of Cyberkinetics and Andara. The pro forma condensed consolidated balance sheet and statement of operations are not necessarily indicative of the financial results that would have occurred if Cyberkinetics and Andara had been combined during this entire twelve month period nor are they intended to be indicative of the financial condition or results of operations to be attained from the combined company in the future.
     The pro forma condensed consolidated financial statements are based on and should be read in conjunction with the historical consolidated financial statements and notes thereto of Cyberkinetics which are included in the Company’s Annual Report on Form 10-KSB filed on March 30, 2006 with the Securities and Exchange Commission for the year ended December 31, 2005.
c) Exhibits:

EXHIBIT NO.	DESCRIPTION
99.1	Cyberkinetics Neurotechnology Systems, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements

99.2	Historical Audited Financial Statements of Andara Life Science, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberkinetics Neurotechnology Systems, Inc.

	By:	/s/ Timothy R. Surgenor
	Name:	Timothy R. Surgenor
	Title:	President and Chief Executive Officer
Dated: May 3, 2006